SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   February 20, 2003

Developers Diversified Realty Corporation

(Exact Name of Registrant as Specified in Charter)

Ohio	001-11690	34-1723097

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 Enterprise Parkway, Beachwood, Ohio	44122

(Address of Principal Executive Offices)	(Zip Code)

(216) 755-5500

(Registrant’s telephone number,
including area code)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

	Exhibit 99.1	Press Release, dated February 20, 2003.

Item 9. Regulation FD Disclosure.

     On February 20, 2003, Developers Diversified Realty Corporation, an Ohio corporation, issued a press release announcing its earnings for the quarter and year ended December 31, 2002. A copy of the press release is attached to this Current Report as Exhibit 99.1 and incorporated into this report by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Developers Diversified Realty Corporation

Date:	February 28, 2003	By:	/s/ William H. Schafer

William H. Schafer Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit 99.1	Press Release, dated February 20, 2003.